FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS SECOND QUARTER AND FIRST-HALF RESULTS

Record Q2 Income from Continuing Operations and Earnings per Share

Second Quarter 2012	First Half 2012

•	Revenue Increases 19.2% to $3.4 Billion

•	Revenue Increases 18.6% to $6.6 Billion

• Same-store Retail Revenue Increases
9.4%

• Same-store Retail Revenue Increases 8.5%

• Inc. from Continuing Operations

• Inc. from Continuing Operations
Increases 26.4% to $49.5 Million	Increases 32.0% to $99.5 Million

• EPS from Continuing Operations

• EPS from Continuing Operations Increases
Increases 31.0% to $0.55 per share	34.1% to $1.10 per share

• EBITDA Increases 23.7% to $102.1
Million

• EBITDA Increases 28.6% to $204.7 Million
BLOOMFIELD HILLS, MI, July 31, 2012 – Penske Automotive Group, Inc. (NYSE:PAG), an
international automotive retailer, announced today record second quarter income from continuing
operations and related earnings per share.	For the second quarter 2012, income from continuing
operations attributable to common shareholders increased 26.4% to $49.5 million and related earnings per share increased 31.0% to $0.55 per share. This compares to income from continuing operations attributable to common shareholders of $39.2 million, or $0.42 per share in the same period last year.

Total revenue increased by 19.2% to $3.4 billion and was driven by an increase in total retail unit sales of 20.9%. The increase in retail unit sales was highlighted by a 24.8% increase in new unit sales and a 16.4% increase in used retail unit sales. Total same-store retail unit sales increased 12.0% in the second quarter. Same-store retail revenue increased 9.4% in the second quarter. Gross profit improved 12.6% to $513.4 million, operating income increased 29.5% to $90.3 million, and operating margin improved by 20 basis points.

Highlights of the Second Quarter

•	Total Retail Unit Sales increased 20.9% to 84,346

•	+18.3% in the United States; +27.0% Internationally

•	New unit retail sales +24.8%

•	Used unit retail sales +16.4%

•	Same-store Retail Revenue increased 9.4%

•	New +13.8%; Used +5.4%; Finance & Insurance +13.4%; Service and Parts +0.6%

•	+13.5% in the United States; +2.4% Internationally

•	Average Transaction Price Per Unit

•	New $36,975; -1.0%

•	Used $25,666; -3.1%

•	Average Gross Profit Per Unit

•	New $2,969; Gross Margin 8.0%; down 50 bps

•	Used $1,972; Gross Margin 7.7%; down 60 bps

•	Finance & Insurance $980, down $9/unit

Chairman Roger Penske said, “The Company’s second quarter results reflect strong performance across both the U.S. and International markets. We experienced strong unit sales throughout the quarter, particularly through our Toyota, Honda and Lexus dealerships, and we increased our service and parts gross margin by 130 basis points to 58.6%. Further, I was particularly pleased that we were able to drive a 230 basis point improvement in selling, general and administrative expenses as a percent of gross profit.”

For the six months ended June 30, 2012, total revenue increased 18.6% to $6.6 billion. Income from continuing operations attributable to common shareholders increased 32.0% to $99.5 million and related earnings per share increased 34.1% to $1.10 per share. This compares to income from continuing operations attributable to common shareholders of $75.4 million, and related earnings per share of $0.82 per share in the same period last year.

Securities Repurchase Activity

For the six months ended June 30, 2012, the Company acquired 405,631 shares of its common stock for an aggregate purchase price of $9.8 million, or an average price of $24.23 per share. Additionally, during the second quarter of 2012, the Company announced the redemption of $63.3 million in outstanding 3.5% senior subordinated convertible notes. The redemption of these notes was completed on July 16, 2012. No shares of common stock were used in the redemption. The Company currently has remaining authorization from its Board of Directors to repurchase up to $98.3 million of its outstanding common stock or debt. Securities may be acquired from time to time either through open market purchases, negotiated transactions or other means.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the second quarter of 2012 on July 31, 2012, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (877) 209-9922 [International, please dial (612) 332-0636]. The call will also be simultaneously broadcast over the Internet through the Investors Relations section of the Penske Automotive Group website at www.penskeautomotive.com.

About Penske Automotive
Penske Automotive Group, Inc., headquartered in Bloomfield Hills, Michigan, operates 340 retail automotive franchises, representing 41 different brands and 30 collision repair centers. Penske Automotive, which sells new and previously owned vehicles, finance and insurance products and replacement parts, and offers maintenance and repair services on all brands it represents, has 170 franchises in 17 states and Puerto Rico and 170 franchises located outside the United States, primarily in the United Kingdom. Penske Automotive is a member of the Fortune 500 and Russell 2000 and has approximately 16,000 employees.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these widely accepted measures of operating profitability improve the transparency of the Company’s disclosures. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the Company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements
Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential and outlook. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us; changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2011, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/#!/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

David K. Jones Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2800 dave.jones@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2012	2011			2012	2011
Revenues:
New Vehicle	$1,729,167	$1,399,456			$3,303,367	$2,778,015
Used Vehicle	964,511	855,598			1,931,147	1,643,604
Finance and Insurance, Net	82,682	69,004			162,486	135,349
Service and Parts	368,797	339,636			737,090	679,688
Fleet Sales	62,348	34,228			139,899	65,175
Wholesale Vehicle	164,974	132,064			331,233	266,288

Total Revenues	3,372,479	2,829,986			6,605,222	5,568,119
Cost of Sales:
New Vehicle	1,590,303	1,280,297			3,032,731	2,549,647
Used Vehicle	890,411	784,366			1,778,942	1,507,605
Service and Parts	152,846	145,038			308,678	290,963
Fleet	61,631	33,519			138,887	64,514
Wholesale	163,884	130,806			327,406	261,969

Total Cost of Sales	2,859,075	2,374,026			5,586,644	4,674,698
Gross Profit	513,404	455,960			1,018,578	893,421
SG&A Expenses	409,452	374,325			806,799	728,349
Depreciation	13,651	11,926			26,976	23,705

Operating Income	90,301	69,709			184,803	141,367
Floor Plan Interest Expense	(9,971)	(6,921)			(19,620)	(13,780)
Other Interest Expense	(11,575)	(10,451)			(23,785)	(21,736)
Debt Discount Amortization	0	0			0	(1,718)
Equity in Earnings of Affiliates	8,168	7,882			12,578	7,904
Income from Continuing Operations Before Income Taxes	76,923	60,219			153,976	112,037
Income Taxes	(26,854)	(20,505)		(	(53,744)	(36,043)

Income from Continuing Operations	50,069	39,714			100,232	75,994
Income (Loss) from Discontinued Operations, Net of Tax	(457)	345			(3,614)	(1,938)

Net Income	49,612	40,059			96,618	74,056
Income Attributable to Non-Controlling Interests	(520)	(499)			(708)	(569)

Net Income Attributable to Common Shareholders	$49,092	$39,560			$95,910	$73,487

Income from Continuing Operations Per Share	$0.55	$0.42			$1.10	$0.82

Income Per Share	$0.54	$0.43			$1.06	$0.79

Weighted Average Shares Outstanding	90,337	92,570			90,395	92,514

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$50,069	$39,714	$		$100,232	$75,994
Income Attributable to Non-Controlling Interests	(520)	(499)			(708)	(569)

Income from Continuing Operations, net of tax	$49,549	$39,215			$99,524	$75,425
Income (Loss) from Discontinued Operations, net of tax	(457)	345			(3,614)	(1,938)

Net Income	$49,092	$39,560			$95,910	$73,487

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Thousands)
(Unaudited)

	June 30,	December 31,
	2012	2011
Assets
Cash and Cash Equivalents	$37,219	$28,676
Accounts Receivable, Net	464,424	438,769
Inventories	1,830,841	1,572,568
Other Current Assets	91,963	80,179
Assets Held for Sale	39,059	81,122

Total Current Assets	2,463,506	2,201,314
Property and Equipment, Net	925,054	856,674
Intangibles	1,193,409	1,132,181
Other Long-Term Assets	310,896	312,130

Total Assets	$4,892,865	$4,502,299

Liabilities and Equity
Floor Plan Notes Payable	$1,158,252	$977,548
Floor Plan Notes Payable – Non-Trade	724,687	691,888
Accounts Payable	310,686	220,538
Accrued Expenses	258,726	201,179
Current Portion Long-Term Debt	13,139	3,414
Liabilities Held for Sale	34,149	55,820

Total Current Liabilities	2,499,639	2,150,387
Long-Term Debt	793,603	846,777
Other Long-Term Liabilities	388,378	364,722

Total Liabilities	3,681,620	3,361,886
Equity	1,211,245	1,140,413

Total Liabilities and Equity	$4,892,865	$4,502,299

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended
	June 30,
				% Increase/
	2012	2011		(Decrease)
Revenues:
New Vehicle	$1,729,167	$1,399,456		23.6%
Used Vehicle	964,511	855,598		12.7%
Finance and Insurance, Net	82,682	69,004		19.8%
Service and Parts	368,797	339,636		8.6%
Fleet Sales	62,348	34,228		82.2%
Wholesale Vehicle	164,974	132,064		24.9%

Total Revenues	3,372,479	2,829,986		19.2%
Cost of Sales:
New Vehicle	1,590,303	1,280,297		24.2%
Used Vehicle	890,411	784,366		13.5%
Service and Parts	152,846	145,038		5.4%
Fleet	61,631	33,519		83.9%
Wholesale	163,884	130,806		25.3%

Total Cost of Sales	2,859,075	2,374,026		20.4%
Gross Profit	513,404	455,960		12.6%
SG&A Expenses	409,452	374,325		9.4%
Depreciation	13,651	11,926		14.5%

Operating Income	90,301	69,709		29.5%
Floor Plan Interest Expense	(9,971)	(6,921)		44.1%
Other Interest Expense	(11,575)	(10,451)		10.8%
Equity in Earnings of Affiliates	8,168	7,882		3.6%
Income from Continuing Operations Before Income Taxes	76,923	60,219		27.7%
Income Taxes	(26,854)	(20,505)	(	31.0%

Income from Continuing Operations	50,069	39,714		26.1%
Income (Loss) from Discontinued Operations, Net of Tax	(457)	345		-232.5%

Net Income	49,612	40,059		23.8%
Income Attributable to Non-Controlling Interests	(520)	(499)		4.2%

Net Income Attributable to Common Shareholders	$49,092	$39,560		24.1%

Income from Continuing Operations Per Share	$0.55	$0.42		31.0%

Income Per Share	$0.54	$0.43		25.6%

Weighted Average Shares Outstanding	90,337	92,570		-2.4%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$50,069	$39,714		26.1%
Income Attributable to Non-Controlling Interests	(520)	(499)		4.2%

Income from Continuing Operations, net of tax	$49,549	$39,215		26.4%
Income (Loss) from Discontinued Operations, net of tax	(457)	345		-232.5%

Net Income	$49,092	$39,560		24.1%

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
(Unaudited)

	Three Months Ended
	June 30,
			% Increase/
	2012	2011	(Decrease)
Total Retail Units:
New Retail	46,766	37,484	24.8%
Used Retail	37,580	32,290	16.4%

Total Retail	84,346	69,774	20.9%

Fleet	2,836	1,518	86.8%
Wholesale	17,796	14,318	24.3%

Total	104,978	85,610	22.6%

Same-Store Retail Units:
New Same-Store Retail	42,876	37,303	14.9%
Used Same-Store Retail	34,943	32,201	8.5%

Total Same-Store Retail	77,819	69,504	12.0%

Same-Store Retail Revenue: (Amounts in thousands)
New Vehicles	$1,586,573	$1,394,553	13.8%
Used Vehicles	899,469	853,785	5.4%
Finance and Insurance, Net	77,971	68,777	13.4%
Service and Parts	340,744	338,729	0.6%

Total Same-Store Retail	$2,904,757	$2,655,844	9.4%

Revenue Mix:
New Vehicles	51.3%	49.5%	180 bps
Used Vehicles	28.6%	30.2%	(160 bps)
Finance and Insurance, Net	2.5%	2.4%	10 bps
Service and Parts	10.9%	12.0%	(110 bps)
Fleet and Wholesale	6.7%	5.9%	80 bps
Average Revenue per Vehicle Retailed:
New Vehicles	$36,975	$37,335	-1.0%
Used Vehicles	25,666	26,497	-3.1%
Gross Profit per Vehicle Retailed:
New Vehicles	$2,969	$3,179	-6.6%
Used Vehicles	1,972	2,206	-10.6%
Finance and Insurance	980	989	-0.9%
Operating items as a percentage of revenue:
New Vehicle Gross Profit	8.0%	8.5%	(50 bps)
Used Vehicle Gross Profit	7.7%	8.3%	(60 bps)
Service and Parts Gross Profit	58.6%	57.3%	130 bps
Total Gross Profit	15.2%	16.1%	(90 bps)
Selling, General and Admin. Expenses	12.1%	13.2%	(110 bps)
Operating Income	2.7%	2.5%	20 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.3%	2.1%	20 bps
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	79.8%	82.1%	(230 bps)
Operating Income	17.6%	15.3%	230 bps

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data (Continued)
(Unaudited)

	Three Months Ended
	June 30,
			% Increase/
	2012	2011	(Decrease)
Other (Amounts in Thousands):
EBITDA *	$102,149	$82,596	23.7%
Rent Expense	44,233	42,222	4.8%
Floorplan Credits	6,463	5,234	23.5%

* See the following Non-GAAP reconciliation tables

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Six Months Ended
	June 30,
			% Increase/
	2012	2011	(Decrease)
Revenues:
New Vehicle	$3,303,367	$2,778,015	18.9%
Used Vehicle	1,931,147	1,643,604	17.5%
Finance and Insurance, Net	162,486	135,349	20.0%
Service and Parts	737,090	679,688	8.4%
Fleet Sales	139,899	65,175	114.7%
Wholesale Vehicle	331,233	266,288	24.4%

Total Revenues	6,605,222	5,568,119	18.6%
Cost of Sales:
New Vehicle	3,032,731	2,549,647	18.9%
Used Vehicle	1,778,942	1,507,605	18.0%
Service and Parts	308,678	290,963	6.1%
Fleet	138,887	64,514	115.3%
Wholesale	327,406	261,969	25.0%

Total Cost of Sales	5,586,644	4,674,698	19.5%
Gross Profit	1,018,578	893,421	14.0%
SG&A Expenses	806,799	728,349	10.8%
Depreciation	26,976	23,705	13.8%

Operating Income	184,803	141,367	30.7%
Floor Plan Interest Expense	(19,620)	(13,780)	42.4%
Other Interest Expense	(23,785)	(21,736)	9.4%
Debt Discount Amortization	0	(1,718)	-100.0%
Equity in Earnings of Affiliates	12,578	7,904	59.1%
Income from Continuing Operations Before Income Taxes	153,976	112,037	37.4%
Income Taxes	(53,744)	(36,043)	49.1%

Income from Continuing Operations	100,232	75,994	31.9%
(Loss) from Discontinued Operations, Net of Tax	(3,614)	(1,938)	86.5%

Net Income	96,618	74,056	30.5%
Income Attributable to Non-Controlling Interests	(708)	(569)	24.4%

Net Income Attributable to Common Shareholders	$95,910	$73,487	30.5%

Income from Continuing Operations Per Share	$1.10	$0.82	34.1%

Income Per Share	$1.06	$0.79	34.2%

Weighted Average Shares Outstanding	90,395	92,514	-2.3%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$100,232	$75,994	31.9%
Income Attributable to Non-Controlling Interests	(708)	(569)	24.4%

Income from Continuing Operations, net of tax	$99,524	$75,425	32.0%
(Loss) from Discontinued Operations, net of tax	(3,614)	(1,938)	86.5%

Net Income	$95,910	$73,487	30.5%

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
(Unaudited)

	Six Months Ended
	June 30,
			% Increase/
	2012	2011	(Decrease)
Total Retail Units:
New Retail	89,773	75,994	18.1%
Used Retail	75,848	62,441	21.5%

Total Retail	165,621	138,435	19.6%

Fleet	6,311	2,998	110.5%
Wholesale	35,698	28,768	24.1%

Total	207,630	170,201	22.0%

Same-Store Retail Units:
New Same-Store Retail	81,994	75,337	8.8%
Used Same-Store Retail	70,041	61,888	13.2%

Total Same-Store Retail	152,035	137,225	10.8%

Same-Store Retail Revenue: (Amounts in thousands)
New Vehicles	$3,020,344	$2,757,110	9.5%
Used Vehicles	1,784,819	1,629,700	9.5%
Finance and Insurance, Net	152,619	134,233	13.7%
Service and Parts	679,194	674,526	0.7%

Total Same-Store Retail	$5,636,976	$5,195,569	8.5%

Revenue Mix:
New Vehicles	50.0%	49.9%	10 bps
Used Vehicles	29.2%	29.5%	(30 bps)
Finance and Insurance, Net	2.5%	2.4%	10 bps
Service and Parts	11.2%	12.2%	(100 bps)
Fleet and Wholesale	7.1%	6.0%	110 bps
Average Revenue per Vehicle Retailed:
New Vehicles	$36,797	$36,556	0.7%
Used Vehicles	25,461	26,322	-3.3%
Gross Profit per Vehicle Retailed:
New Vehicles	$3,015	$3,005	0.3%
Used Vehicles	2,007	2,178	-7.9%
Finance and Insurance	981	978	0.3%
Operating items as a percentage of revenue:
New Vehicle Gross Profit	8.2%	8.2%	—
Used Vehicle Gross Profit	7.9%	8.3%	(40 bps)
Service and Parts Gross Profit	58.1%	57.2%	90 bps
Total Gross Profit	15.4%	16.0%	(60 bps)
Selling, General and Admin. Expenses	12.2%	13.1%	(90 bps)
Operating Income	2.8%	2.5%	30 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.3%	2.0%	30 bps
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	79.2%	81.5%	(230 bps)
Operating Income	18.1%	15.8%	230 bps

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data (Continued)
(Unaudited)

	Six Months Ended
	June 30,
			% Increase/
	2012	2011	(Decrease)
Other (Amounts in Thousands):
EBITDA *	$204,737	$159,196	28.6%
Rent Expense	88,220	84,254	4.7%
Floorplan Credits	11,282	10,364	8.9%

* See the following Non-GAAP reconciliation tables

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
Brand Revenue Mix
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Brand Revenue Mix:
Premium:
BMW	24%	23%	24%	23%
Audi	12%	12%	12%	12%
Mercedes-Benz	10%	10%	10%	10%
Lexus	4%	4%	4%	4%
Land Rover	4%	4%	4%	5%
Porsche	5%	5%	5%	5%
Ferrari / Maserati	3%	4%	3%	3%
Acura	2%	2%	2%	2%
Other	4%	4%	4%	4%

Total Premium	68%	68%	68%	68%
Foreign:
Toyota	11%	11%	11%	11%
Honda	11%	11%	11%	12%
Nissan	2%	2%	2%	2%
Volkswagen	2%	2%	2%	1%
Other	2%	2%	2%	2%

Total Foreign	28%	28%	28%	28%
Domestic Big 3
General Motors / Chrysler / Ford	4%	4%	4%	4%
Revenue Mix:
U.S.	63%	63%	62%	62%
International	37%	37%	38%	38%

PENSKE AUTOMOTIVE GROUP, INC.
Non-GAAP Reconciliation
(Unaudited)

Reconciliation of 2012 and 2011 net income to EBITDA:

	Three Months Ended
	June 30,
			% Increase/
(Amounts in Thousands)	2012	2011	(Decrease)
Net Income	$49,612	$40,059	23.8%
Depreciation	13,651	11,926	14.5%
Other Interest Expense	11,575	10,451	10.8%
Income Taxes	26,854	20,505	31.0%
(Income) Loss from Discontinued Operations, net	457	(345)	-232.5%

EBITDA	$102,149	$82,596	23.7%

	Six Months Ended
	June 30,
			% Increase/
(Amounts in Thousands)	2012	2011	(Decrease)
Net Income	$96,618	$74,056	30.5%
Depreciation	26,976	23,705	13.8%
Other Interest Expense	23,785	21,736	9.4%
Debt Discount Amortization	0	1,718	-100.0%
Income Taxes	53,744	36,043	49.1%
Loss from Discontinued Operations, net	3,614	1,938	86.5%

EBITDA	$204,737	$159,196	28.6%

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